Earnings Per Share	12 Months Ended
Dec. 31, 2013
Earnings Per Share [Abstract]
Earnings Per Share
EARNINGS PER SHARE

The calculation of basic and diluted earnings per common share was as follows:

	Year Ended December 31
(in millions, except per share amounts)	2013	2012	2011
Net earnings (loss)	$261	$146	$(100)

Weighted-average common shares outstanding	49.7	49.4	48.8
Net effect of dilutive stock options	0.3	0.2	—
Net effect of dilutive restricted stock rights	0.3	0.2	—
Net effect of dilutive restricted performance stock rights	0.1	0.3	—
Dilutive weighted-average common shares outstanding	50.4	50.1	48.8

Earnings (loss) per share - basic	$5.25	$2.96	$(2.05)
Earnings (loss) per share - diluted	$5.18	$2.91	$(2.05)

The Company's calculation of diluted earnings per common share includes the dilutive effects of the assumed exercise of stock options and vesting of restricted stock based on the treasury stock method. Under this method, the Company has excluded the effects of 0.5 million stock options, 0.3 million Restricted Stock Rights ("RSRs") and 1.0 million Restricted Performance Stock Rights ("RPSRs") from the diluted share amounts presented above for the year ended December 31, 2013.

The amounts presented above for the year ended December 31, 2012, exclude the impact of 0.9 million stock options, 0.4 million RSRs and 1.3 million RPSRs under the treasury stock method.

On March 30, 2011, the record date of the stock distribution associated with the spin-off, approximately 48.8 million shares of $0.01 par value HII common stock were distributed to Northrop Grumman stockholders. This share amount was utilized for the calculation of basic and diluted earnings (loss) per common share for the three months ended March 31, 2011, and all prior periods, as no common stock of the Company existed prior to March 30, 2011, and the impact of dilutive securities in the three month period ended March 31, 2011, was not meaningful.